Exhibit 99.1
1 BMO Capital Markets Focus On Healthcare Conference August 5, 2008 NASDAQ: CLDA

1 Forward-Looking Statements This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding: our ability to successfully develop and commercialize our therapeutic products; our ability to introduce our new pharmacogenetic and molecular diagnostics products and services; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone or any of our other therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether our PGxPredict tests and Cogenics molecular services offerings will gain wide acceptance in the market; whether we will be able to successfully identify and validate biomarkers for response to vilazodone or to any of our other therapeutic products; whether vilazodone and other therapeutic products will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2008, and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. 2

Corporate Snapshot Headquarters Newton, MA NASDAQ CLDA 52 Week Price Range $12.74 to $28.90* Shares Outstanding 21.14 million* Market Cap $348 million* *As of market close on August 4, 2008 3

Clinical Data - Key Drivers Emerging leader in personalized therapeutics and diagnostics Growing therapeutics pipeline with late stage compounds Proprietary genetic and pharmacogenetic testing business demonstrating rapid growth 4

Our Businesses Comprehensive Genomics Services Targeted Therapeutics Mainstream Clinical Care Patients Providers Payers Clinical Trials and Research Biotech/ Pharmaceutical Companies Proprietary Genetic and Pharmacogenetic Tests 5

Comprehensive Genomics Services Targeted Therapeutics Mainstream Clinical Care Patients Providers Payers Clinical Trials and Research Biotech/ Pharmaceutical Companies Proprietary Genetic and Pharmacogenetic Tests 6

The addition of Adenosine Therapeutics' highly selective adenosine receptor modulators to Clinical Data's drug development and biomarker expertise will lead to therapeutic and diagnostic products with significant clinical and economic impact. Clinical Data Acquires Adenosine Therapeutics

Expands PGxHealth's therapeutics pipeline: cardiology, diabetes, inflammatory disease, sickle cell anemia Early-stage biomarker strategy: opportunity to incorporate targeted strategy from pre-clinical and early clinical stages Two molecules optioned for out-licensing: ATL844 for diabetes and asthma - Novartis Ophthalmics - confidential partner Primary Transaction Value Drivers

Stedivaze(tm) A pharmacologic stress agent in cardiac perfusion imaging Poised to enter Phase 3 testing, initiating first half 2009 Possible best-in-class attributes 2007 sales of leading product ~$330 million Synergistic with Clinical Data's existing cardiology sales force Primary Transaction Value Drivers

$11 million cash at closing $22 million 5-year promissory note 32-month note of $3.2 million (transfer of VC debt) Up to $30 million contingent on milestones $5 million on first FDA approval of an Adenosine Therapeutics compound $10 million on achievement of $100 million gross sales of any Adenosine Therapeutics compound $15 million on achievement of $250 million gross sales of any Adenosine Therapeutics compound No CLDA stock used in the transaction Purchase Is Non-Dilutive

Therapeutics and biomarkers of drug response and disease Therapeutics Genetic and Pharmacogenetic Tests Targeted Therapeutics and PGx Tests Foundation Intellectual Property Developing Value Tools for Clinical Care 11

Diagnostic Products and Pipeline In Development Commercially Available Familion Tests Familion Tests Familion Tests PGxPredict Tests PGxPredict Tests PGxPredict Tests PGxPredict:trastuzumab PGxPredict:cetuximab PGxPredict test: CNS PGxPredict test: RA PGxPredict test: diabetes Est. Relaunch Q4 2008

Therapeutics Pipeline Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Vilazodone Apadenoson StedivazeTM Cardiac Imaging Acute Inflammation ATL1222-Acute Inflammation ATL844-Diabetes ATL844-Asthma ATL908-Ophthalmic Other Potential Applications: COPD DES/MI Chronic Inflammation Pain Cancer CNS Current Stage Projected Stage In 24 Months Novartis Novartis Confidential Partner

Therapeutics Pipeline Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Vilazodone Apadenoson StedivazeTM Cardiac Imaging Acute Inflammation ATL1222-Acute Inflammation ATL844-Diabetes ATL844-Asthma ATL908-Ophthalmic Other Potential Applications: COPD DES/MI Chronic Inflammation Pain Cancer CNS Novartis Novartis Confidential Partner Current Stage Projected Stage In 24 Months

Vilazodone Overview Genetically guided, dual-acting serotonergic in development for the treatment of depression $12 billion market (U.S.); 17 million Americans Status of development Positive results from first Phase 3 study effective vs. placebo (p = .001) side effect profile similar to that of SSRIs proprietary biomarkers identified for a potential companion test Initiated second Phase 3 study in March 2008; expected completion Q2 2009 Long-term open-label safety study continuing Manufacture of commercial supply proceeding NDA expected late 2009 15

Proprietary Biomarker Identifies 30% of the Patients with a Higher than Average Response to Vilazodone Least square means of observed MADRS total score by week for Biomarker Vilazodone-treated patients who are marker positive have twice the change in MADRS at week 8 compared to the overall population Vilazodone-treated patients who are marker negative have a response similar to placebo-treated patients 16

Therapeutics Pipeline Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Vilazodone Apadenoson StedivazeTM Cardiac Imaging Acute Inflammation ATL1222-Acute Inflammation ATL844-Diabetes ATL844-Asthma ATL908-Ophthalmic Other Potential Applications: COPD DES/MI Chronic Inflammation Pain Cancer CNS Novartis Novartis Confidential Partner Current Stage Projected Stage In 24 Months

StedivazeTM Overview Selective A2a adenosine receptor agonist for use as a pharmacologic stress agent in cardiac perfusion imaging studies Development Phase 2 data show potential best-in-class attributes Concordance with market leader (efficacy) AE profile suggests improved tolerability over market leader Rapid onset and offset of action Planned Phase 3 studies include ease-of-use advantages EOP2 meeting planned in coming months Phase 3 study to commence first half 2009

Diagnostic accuracy Tolerability Ease of use Bolus dosing No adjustment for body weight Rapid onset and offset Market Needs: Pharmacologic Stress Agents

Stedivaze: Diagnostic accuracy: concordance with Adenoscan(r) Tolerability: potential for best-in-class SE profile Ease of use: planned for commercial product Bolus dosing No adjustment for body weight Rapid onset and offset: supported by PK Market Needs: Pharmacologic Stress Agents

Stedivaze Phase 2 Trial Adverse Events Stedivaze Phase 2 Trial Adverse Events Stedivaze Phase 2 Trial Adverse Events Stedivaze Phase 2 Trial Adverse Events 1.0 ^g/kg 2.0 ^g/kg Adenoscan Total Safety Subjects 61 63 124 No of Subjects with AEs 22 (36%) 43 (68%) 105 (85%) Most Frequent Complaints Dyspnoea 4 (7%) 10 (16%) 39 (31%) Chest Pain 8 (13%) 9 (14%) 43 (35%) Dizziness 6 (10%) 7 (11%) 18 (15%) Headache 3 (5%) 5 (8%) 17 (14%) Flushing 0 (0%) 5 (8%) 18 (15%) Hypotension 3 (5%) 5 (8%) 12 (10%) Nausea 2 (3%) 2 (3%) 17 (14%) 2° AV Block 0 0 3 (2%) Hendel et al AHA, 2005

Stedivaze Development Milestones End-of-Phase-2 meeting with FDA in coming months Commence two Phase 3 trials 1H2009 Streamlined development timelines and costs pending FDA review

Therapeutics Pipeline Lead Discovery Preclinical Phase I Phase II Phase III NDA Marketed Vilazodone Apadenoson StedivazeTM Cardiac Imaging Acute Inflammation ATL1222-Acute Inflammation ATL844-Diabetes ATL844-Asthma ATL908-Ophthalmic Other Potential Applications: COPD DES/MI Chronic Inflammation Pain Cancer CNS Novartis Novartis Confidential Partner Current Stage Projected Stage In 24 Months

Each company brings expertise and IP related to diabetes ATL844 is in preclinical development for the treatment of T2D Clinical Data is pursuing a pharmacogenetic biomarker of response to treatment of T2D, a multigenic disease Strategic opportunity to leverage existing expertise of both companies to pursue targeted drug and related biomarker development ATL844 is subject of option agreement with Novartis Strategic Opportunity In Diabetes

Potential Indications Based on Adenosine Receptor Subtypes A2A Agonists Acute Inflammation Chronic Inflammation A2B Antagonists Asthma Diabetes Inflammatory Bowel Disease A2A Antagonists (centrally active) ADHD Drug Addiction Parkinson's Disease A2A Antagonists (peripherally active) Cancer

Comprehensive Genomics Services Targeted Therapeutics Mainstream Clinical Care Patients Providers Payers Clinical Trials and Research Biotech/ Pharmaceutical Companies Proprietary Genetic and Pharmacogenetic Tests 26

Overview Sequencing, gene expression, genotyping and other molecular services worldwide Broad customer base, U.S. and international, including most of the top 20 pharmaceutical companies Dovetails with next-generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx) Operational sites in the U.S. and Europe Core service lines grew 18% in fiscal 2008 27

CO GENICS™ A DIVISION OF CLINICAL DATA Overview

Broadest genomics services menu in the industry:

- Sequencing
  - ABI 3730
  - Roche 454 GS FLX (new)
- Genotyping
  - RFLP Mapping
  - Sequenom
  - Luminex
  - Illumina iScan™ System
  - Agilent Microarray
    - aCGH
    - miRNA
  - Affymetrix Microarray
    - Whole Genome Association
    - DNA Analysis
    - DME-T
    - Algynomics Pain Chip
- Gene Expression Analysis
  - Microarray
  - QPCR
- Molecular Biology Services
  - Genomic Stability Testing
  - Biodistribution
  - Residual DNA
- Extraction and Banking
  - Collection Kits
  - DNA & RNA Extraction
  - Laser Capture Microdissection
  - BioBanking
- Metabolomics
  - Bruker LC/MS

Services business supports CLIA, GLP, and cGMP regulated environments

CLINICAL DATA
From Targeted Science to Better Healthcare
28

29 Company Financials

Fiscal 2008 Summary (as of March 31, 2008) Revenue from continuing operations was up 20% PGxHealth revenue grew 33%; tests sales grew 41% Cogenics revenue grew 18% Cash burned for the first 9 months was ~$19.0 million; $27.0 million for the full year; average quarterly burn from operations was ~$7.0 million Ramped fourth quarter spending in PGxHealth as projected with vilazodone clinical program and as the new sales force expanded In the fourth quarter, PGxHealth completed its 2nd full quarter with new sales force resulting in significant growth in sales and payer coverage for FAMILION Cash and equivalents on-hand as of March 31, 2008 was ~$67.5 million 30

Fiscal Year Revenue Growth $24.4 $20.6 $2.7 $29.4 $24.3 $4.6 FY '07 FY '08 $1.1 $0.5 31

Fiscal Year 2009 Objectives Advance clinical development programs: Vilazodone: Phase 3 Stedivaze: Phase 3 Other A2A/A2B compounds: Preclinical, Phase 1, Phase 2 Other biomarker discovery, PGx tests Drive adoption and sales of the Company's proprietary genetic and pharmacogenetic tests Continue to acquire new proprietary markers Continue to pursue synergistic opportunities Grow Cogenics' revenues and bring unit to sustainable profitability 32

33 Thank You www.clda.com Investor inquiries: Dahlia Bailey 415-896-5862